Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Agreement (“Agreement”) made as of this 1st  day of July, 2009, by and between William Magers (the “Seller”) and Trilliant Exploration Corp, (“Buyer”) as to the facts set forth below:

WITNESSETH:

WHEREAS, Seller hold ownership of certain stock (the “Stock”) in AYAPAMBAGOLD S.A., a company organized and existing under the laws of Ecuador (the “Company”), and desire to sell 799  shares, of the capital stock of the Company (the “Stock”)  to the Buyer , and

WHEREAS, Buyer desires to acquire the Stock from the Seller pursuant to this Agreement,

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration the adequacy and receipt of which is hereby acknowledged,

IT IS AGREED, as follows:

1.           Seller agrees to sell, and Buyer agrees to purchase from Seller 799 shares of common stock of the Company at the total purchase price of Seven Hundred Ninety Nine U.S. Dollars ($799) (the “Purchase Price”).  The full amount of the Purchase Price shall be delivered  to an escrow account established with Befumo & Schaeffer, PLLC, (“Escrow Agent”) (account information as provided by separate communiqué’).

2.           Share certificate(s) representing 799 shares of the Company’s total 800 shares of outstanding capital stock shall be delivered to the Escrow Agent prior to Closing.  Upon Closing, the Escrow Agent shall release the Purchase Price to the Seller, and shall release the share certificates representing the Stock to the Buyer.

3.           The Closing contemplated hereby will occur on or about the 3rd day of July, 2009.

4.           REPRESENTATIONS AND WARRANTIES:

a.
The undersigned Buyer is acquiring the Stock solely for investment for his or her own account and not with a view to, or for, resale in connection with any distribution within the meaning of any federal securities act, state securities act or any other applicable federal or state laws;

b.	The undersigned Buyer understands the speculative nature and risks of investments associated with the Stock, and confirms that the Stock would be suitable and consistent with his or her investment program; that his or her financial position enables him or her to bear the risks of this investment; and, that there is no public market for the stock subscribed for herein;

c.
The Stock subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts.  Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not;

d.	To the extent that any federal, and/or state securities laws shall require, the Buyer hereby agrees that the Stock acquired pursuant to this Agreement shall be without preference as to assets;

e.
The Buyer has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Buyer is capable of reading and interpreting financial statements; and

f.
Buyer, and his agents, attorneys and advisors, have conducted their own due diligence on the Company, its past history, and its current state.  They have inspected SEC filings, the corporate minutes, and the charter documents.  Buyer is buying the shares “as is”, with no representations made by the Seller as to the affairs or viability of the company, or as to assets, liabilities, or outstanding securities of the Company, and Buyer, on behalf of him selves and his successors in interest, (if any), hereby acknowledges and agrees by his execution of this Agreement that Seller is making no representations in this regard.

g.	The Seller represents and warranties that the Company has no outstanding liabilities, and that the total outstanding capital stock of the company consists of 800 common shares and no other shares.

5.           This Agreement represents the entire understanding between the Parties and supersedes all prior written or oral agreements, if any.

6.           This Agreement may not be modified or changed unless in writing signed by the Parties.

7.           The headings in this Agreement are for convenience and shall not be used to interpret any of the provisions of this Agreement.

8.           No waiver of any provision of this Agreement shall be effective and binding unless signed in writing by the Party charged with such waiver.

9.           This Agreement shall be construed and enforced under and pursuant to the laws of the State of Nevada.

10.           This Agreement shall be binding upon The Parties and their Successors.

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Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

SELLER

/s/ William Magers /s/

William Magers

PURCHASER:

/s/ William R. Lieberman /s/

William R. Lieberman, President, Trilliant Exploration Corp.